INVENTORIES	12 Months Ended
Dec. 31, 2012
Inventories [Abstract]
INVENTORIES
INVENTORIES
Inventories consist primarily of raw materials and packaging (which includes ingredients and supplies) and finished goods (which include concentrates and syrups in our concentrate operations, and finished beverages in our finished product operations). Inventories are valued at the lower of cost or market. We determine cost on the basis of the average cost or first-in, first-out methods. Inventories consisted of the following (in millions):

December 31,	2012	2011
Raw materials and packaging	$1,773	$1,680
Finished goods	1,171	1,198
Other	320	214
Total inventories	$3,264	$3,092